November 1, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                           PIONEER SMALL COMPANY FUND
                               DATED MARCH 1, 1999
                  (SUPERSEDES SUPPLEMENT DATED MARCH 31, 1999)


The following supplements the corresponding section of the prospectus.

PORTFOLIO MANAGER
Effective October 14, 1999, day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts supervised by Kenneth G. Fuller, Pioneer's small- and micro-cap team leader. This team manages and provides research for the fund and other Pioneer mutual funds with similar investment objectives or styles.

Mr. Fuller is a senior vice president of Pioneer. He joined Pioneer in October 1999 and has been an investment professional since 1975. Prior to joining Pioneer, Mr. Fuller was a principal and analyst at Manley Fuller Asset Management from 1994 to 1999. Mr. Fuller and his team operate under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.





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                                             (C) Pioneer Funds Distributor, Inc.